Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2025
Exploration and Evaluation Assets
Exploration and Evaluation Assets
7.
Exploration and Evaluation Assets

	California Properties	Lanxess 1A Project	Total

Acquisition:
Balance at June 30, 2024	$16,199	$6,000	$22,199
Option payments	98	—	98
Impairment	(16,297)	—	(16,297)
Balance at December 31, 2024	$—	$6,000	$6,000
Option payments	—	—	—
Impairment	—	(6,000)	(6,000)
Balance at December 31, 2025	$—	$—	$—
Exploration and Evaluation:
Balance at June 30, 2024	$3,379	$20,392	$23,771
Lanxess 1A evaluation costs	—	54	54
Impairment	(3,379)	—	(3,379)
Balance at December 31, 2024	$—	$20,446	$20,446
Lanxess 1A evaluation costs	—	22	22
Impairment	—	(20,468)	(20,468)
Balance at December 31, 2025	$—	$—	$—
Balance at December 31, 2024	$—	$26,446	$26,446
Balance at December 31, 2025	$—	$—	$—

Lanxess Property Project

In 2018, the Company entered into an agreement with LANXESS Corporation ("LANXESS") for the development of a commercial lithium project constructed at an operational LANXESS facility in El Dorado, Arkansas (the "Lanxess Property Project"). In October 2023, the Company published a DFS for the Lanxess Property Project. In October 2025, the Company and LANXESS mutually agreed to terminate the previously executed memorandum of understanding the ("MOU") related to the Lanxess 1A Project. Subsequent to terminating the amended and restated MOU, the Company continued to have discussions and negotiations regarding its go forward plans.

As a result of these discussions and negotiations, on January 12, 2026, the Company entered into a site services agreement that will allow it to maintain the operations of the Demonstration Plant, but the Company did not enter into a new amended and restated MOU or other agreement that would serve to advance the Lanxess 1A Project. The Company has refocused its capital allocation and management plans towards the development of its South West Arkansas Project as well as its Franklin Project and other potential projects within the East Texas Properties. As such, the Company is no longer pursuing the development of the Lanxess Property Project, including the Lanxess 1A Project. At December 31, 2025, in accordance with IFRS 6, the Company identified indicators of impairment. The Company estimated the recoverable amount for the Lanxess Property Project to be nil and have recognized a $26.5 million impairment expense as a result.

California Properties

Pursuant to multiple option agreements with third parties, the Company has rights associated with certain mineral leases and option agreements in the Mojave Desert, San Bernardino County, California (the "California Properties").

During the six month fiscal period ended December 31, 2024, in accordance with IFRS 6, the Company assessed its future plans and did not budget further capital expenditures on the California Properties. Accordingly, the Company determined there is an indicator of impairment for the California Properties. The Company estimated the recoverable amount for the California Properties to be nil and recognized a $19.7 million impairment expense.

As of December 31, 2025, in accordance with IAS 36, the Company assessed the California Properties to determine if there were any indicators that the previously recognized impairment loss may have changed. Based on this assessment, no evidence was identified to suggest that the circumstances which led to the original impairment have materially changed. As such, the Company concluded that there are no indicators that would warrant the reversal of the previously recognized impairment as of the reporting date.